UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/10

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

Emerging Markets Opportunity Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

Emerging Markets

Opportunity Fund

ANNUAL REPORT May 31, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval of the Fund’s Management Agreement
39	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Emerging Markets
Opportunity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Emerging Markets Opportunity Fund, covering the 12-month period from June 1, 2009, through May 31, 2010.

Psychology historically has played an important role in how investors—especially individual investors—perceive the financial markets and make asset allocation decisions. Unlike the purely rational investor who, in an ideal world, would seek investments that potentially can deliver the best risk/return characteristics, the everyday investor typically has been influenced by emotions. Currently, investors’ emotions appear to be deeply divided, with a large number still seeking low risk investments (such as cash instruments), and others favoring higher risk investments (such as smaller-cap and emerging market stocks). Meanwhile, investment classes in the middle of the risk spectrum seemingly have been largely avoided.

It is important to note that investor sentiment often lags the economic cycle.That’s why we continue to stress the importance of a long-term, well balanced asset allocation strategy that can help cushion the volatility produced by the emotional swings of the financial markets. If you have not revisited your investment portfolio recently, we urge you to speak with your financial advisor about taking advantage of long-term market fundamentals rather than remaining susceptible to the effects of emotional reactions to short-term developments.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2009, through May 31, 2010, as provided by Richard Fairgrieve,Tony Hann and Bill Rudman, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2010, Emerging Markets Opportunity Fund’s Class A shares achieved a total return of 14.61%, Class C shares achieved a return of 13.87% and Class I shares achieved a return of 14.87%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “Index”), achieved a 21.45% total return for the same period.2 After a sustained rally over much of the reporting period, emerging equity markets later encountered heightened volatility when investors grew concerned regarding a number of threats to global economic growth.The fund produced lower returns than its benchmark, as our fundamentals-based investment approach proved relatively ineffective in a momentum-driven market environment.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation by investing at least 80% of its assets in the stocks of companies organized, or with a majority of their assets and operations, in emerging market countries. Normally, the fund will invest in at least 10 emerging market countries.The fund may invest in companies of any size. We allocate the fund’s assets among emerging market countries using a top-down, quantitative model that incorporates valuation, currency, momentum, growth, interest-rate and risk factors to determine each country’s weighting relative to the Index. We also consider qualitative factors, such as political and economic developments, and market factors, such as liquidity.To select individual stocks, our bottom-up process focuses on fundamental analysis, including assessments of each company’s management, product lines and competitive positions.

Economic Concerns Intensified After Sustained Rally

The reporting period began in the midst of a global economic recovery and stock-market rally that was especially robust in the emerging markets of Asia and Latin America. As the world recovered from the Great Recession, investors sought beaten-down opportunities in the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

riskier segments of the global stock market, including the emerging markets. In addition, the emerging markets generally led the economic recovery as government stimulus programs in China, India and other developing nations supported demand for industrial commodities, increased manufacturing activity and greater consumer consumption.

However, in early 2010, several developments appeared to threaten the global economic rebound. First, robust economic growth in China seemed to spark inflationary pressures, and investors grew worried that remedial measures might dampen regional growth. Moreover, a stubbornly high unemployment rate and ongoing troubles in domestic housing markets produced economic headwinds in the United States. Finally, Europe, a key market for many developing nations, was roiled by a sovereign debt crisis when Greece and other peripheral nations found themselves unable to finance heavy debt burdens. Consequently, emerging market stocks gave back some of their previous gains.

Bargain-Hunting Investors Disregarded Fundamentals

While our fundamentals-based investment approach produced respectable absolute returns during the reporting period, investors generally favored stocks that had been severely punished during the 2008 downturn, including many companies with poor prospects for future growth. As a result, the fund’s returns lagged market averages.

Nonetheless, we scored successes in a number of areas. From a country allocation perspective, the fund benefited from overweighted exposure to Egypt, South Africa,Turkey andThailand.An underweighted position in Poland also boosted returns. These positive influences more than offset mildly lagging returns stemming from overweighted positions in Israel and Brazil, as well as underweighted exposure to Indonesia.

From a security selection viewpoint, the fund suffered shortfalls in Mexico, where investors reacted negatively to the possible acquisition of brewer Fomento Económico Mexicano, and wireless network operator América Móvil lagged as investors turned to less traditionally defensive investments. In Russia, overweighted exposure to energy producer Gazprom and an underweighted position in financial institution Sberbank of Russian Federation hurt relative performance.

Our security selection process generated better results in Brazil, where iron ore producerVale benefited from rising commodity prices.InTurkey, airlineTurk HavaYollari successfully positioned itself as a low-cost carrier linking Europe and the Middle East, and bank Turkiye Garanti Bankasi proved well positioned for easing credit concerns. The fund scored successes in China with Internet search engine Baidu and footwear seller Belle International Holdings. Underweighted exposure to Chinese banks helped the fund avoid weakness in the country’s financial sector.

Finally, the fund’s relative performance was undermined by elevated trading and residual costs in the volatile investment environment.We recently have made adjustments to our quantitative models to better control such costs during bouts of heightened volatility.

After Rally, a More Cautious Posture

Although we remain optimistic regarding the long-term economic prospects of the emerging markets, we are aware that ongoing delever-aging pressures in Europe, Japan and the United States could dampen investor sentiment over the shorter term. Therefore, we recently adopted a somewhat less constructive investment posture with regard to stocks in the emerging markets. This shift has included a more defensive country allocation strategy in order to help cushion the effects of wide short-term market swings.

June 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI

EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Emerging Markets Opportunity Fund on 7/13/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. For comparative purposes, the value of the Index on 6/30/06 is used as the beginning value on 7/13/06. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes gross dividends reinvested.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/10

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	7/13/06	8.03%	2.59%
without sales charge	7/13/06	14.61%	4.16%
Class C shares
with applicable redemption charge †	7/13/06	12.87%	3.44%
without redemption	7/13/06	13.87%	3.44%
Class I shares	7/13/06	14.87%	4.60%
Morgan Stanley Capital International
Emerging Markets Index††	6/30/06	21.45%	8.07%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The Index date is based on the life of Class A shares. For comparative purposes, the value of the Index as of month end 6/30/06 is used as the beginning value on 7/13/06 (the inception date for Class A shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Emerging Markets Opportunity Fund from December 1, 2009 to May 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 9.74	$ 13.38	$ 8.53
Ending value (after expenses)	$954.00	$951.70	$955.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 10.05	$ 13.79	$ 8.80
Ending value (after expenses)	$1,014.96	$1,011.22	$1,016.21

† Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A, 2.75% for Class C and 1.75%
for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2010

Common Stocks—96.0%	Shares	Value ($)
Brazil—8.9%
Banco Bradesco, ADR	4,845	79,167
Banco Santander Brasil, ADR	4,300	44,806
Brookfield Incorporacoes	18,600	79,967
Cia Brasileira de Distribuicao Grupo
Pao de Acucar, ADR, Cl. A	700	43,757
Cia de Bebidas das Americas, ADR	800	77,072
Cia Hering	1,300	29,522
Gerdau, ADR	5,100	68,646
Itau Unibanco Holding, ADR	7,625	140,376
Localiza Rent a Car	5,700	60,008
Petroleo Brasileiro, ADR	3,000	106,860
Vale	3,500	96,459
Vale, ADR	5,600	129,080
Vivo Participacoes, ADR	2,200	60,104
		1,015,824
China—7.8%
Anhui Conch Cement, Cl. H	52,000	169,605
Bank of China, Cl. H	166,000	82,707
China Construction Bank, Cl. H	107,000	86,562
China Life Insurance, Cl. H	20,000	88,090
Dongfang Electric, Cl. H	50,800	168,301
PetroChina, ADR	800	85,840
Tencent Holdings	4,500	86,793
Want Want China Holdings	140,000	110,382
		878,280
Czech Republic—3.5%
CEZ	6,556	276,991
Komercni Banka	685	119,245
		396,236
Egypt—3.3%
Commercial International Bank	9,861	124,186
Maridive & Oil Services	16,378	56,668
Orascom Construction Industries	2,144	92,295
Talaat Moustafa Group	69,876 [a]	97,654
		370,803

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Hong Kong—6.1%
Belle International Holdings	84,000	112,395
China Everbright	40,000	89,169
China Mobile	18,000	170,350
China Resources Power Holdings	60,000	120,039
CNOOC	55,000	88,000
Skyworth Digital Holdings	128,000	104,865
		684,818
Hungary—3.3%
MOL Hungarian Oil and Gas	2,101 [a]	171,992
OTP Bank	7,851 [a]	202,441
		374,433
India—3.0%
Axis Bank	1,900	49,224
Cairn India	7,828 [a]	50,698
GAIL India	4,954	47,082
Infosys Technologies, ADR	700	40,271
Reliance Industries	3,740	84,379
Sterlite Industries India	4,373	62,141
		333,795
Luxembourg—.7%
MSCI Daily TR Net Emerging Markets
Morocco (Warrants 1/29/13)	214 [a,b]	74,617
Mexico—7.1%
America Movil, ADR, Ser. L	7,500	355,050
Corporacion GEO, Ser. B	29,900 [a]	84,751
Fomento Economico Mexicano, ADR	1,500	63,270
Grupo Mexico, Ser. B	35,500	85,213
Grupo Televisa, ADR	2,800	52,052
Wal-Mart de Mexico, Ser. V	72,700	161,849
		802,185
Netherlands—.3%
VimpelCom, ADR	2,000 [a]	31,100
Peru—2.4%
Cia de Minas Buenaventura, ADR	3,600	129,600
Credicorp	1,600	141,264
		270,864

Common Stocks (continued)	Shares	Value ($)
Russia—8.4%
Gazprom, ADR	12,861	265,580
LUKOIL, ADR	2,825	136,730
Magnit, GDR	3,954	74,335
Magnitogorsk Iron & Steel Works, GDR	4,452	47,013
MMC Norilsk Nickel, ADR	4,724	77,474
Mobile Telesystems, ADR	2,400	46,152
Rosneft Oil, GDR	6,860	50,009
Sberbank of Russian Federation, GDR	567	137,141
Sistema, GDR	2,148	56,278
TMK, GDR	2,948 [a]	50,062
		940,774
South Africa—10.0%
AngloGold Ashanti, ADR	3,100	129,952
Aspen Pharmacare Holdings	16,283 [a]	169,663
Aveng	14,040	67,420
Clicks Group	24,472	104,765
Harmony Gold Mining, ADR	7,500	72,600
MTN Group	4,050	57,518
Naspers, Cl. N	2,058	81,578
Nedbank Group	3,725	65,223
Northam Platinum	9,554	59,453
Remgro	5,397	68,270
Sasol	2,759	101,555
Standard Bank Group	10,284	142,874
		1,120,871
South Korea—15.3%
Amorepacific	102	78,294
Hyundai Hysco	3,690	53,590
Hyundai Mobis	328	54,637
Hyundai Motor	747	87,540
KB Financial Group, ADR	2,471	98,791
Kia Motors	3,610 [a]	94,582
Korea Electric Power, ADR	2,500 [a]	33,700
LG Chem	425	97,120
LG Display	2,920	109,013

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
South Korea (continued)
LG Electronics	406	35,344
Orion	249	67,740
POSCO	340	134,332
Samsung Electronics	492	319,585
Samsung Electronics, GDR	674	146,595
Samsung Fire & Marine Insurance	230	34,173
Shinhan Financial Group	3,370	122,427
Shinsegae	216	87,329
SK Telecom	504	68,977
		1,723,769
Taiwan—6.2%
Asustek Computer	33 [b]	335
AU Optronics	86,000	84,619
China Steel	87,000	83,153
Chungwa Telecom, ADR	3,437	65,509
First Financial Holding	203,000	105,744
Formosa Plastics	40,000	80,842
HON HAI Precision Industry	26,000	101,272
Novatek Microelectronics	31,000	90,196
Pegatron	89 [a,b]	0
Quanta Computer	48,000	87,400
		699,070
Thailand—4.6%
Bangkok Bank, NVDR	33,400	120,036
Bank of Ayudhya, NVDR	166,500	95,128
PTT	15,600	117,881
PTT Exploration & Production, NVDR	16,800	74,827
PTT, NVDR	13,700	103,523
		511,395
Turkey—4.3%
Akbank	7,127	35,442
Akerneji Elektrik Uretim	1 [a]	1
Enka Insaat ve Sanayi	13,254	43,942
Eregli Demir ve Celik Fabrikalari	8,876 [a]	23,541
Koza Altin Isletmeleri	1,992	45,403
Tupras Turkiye Petrol Rafine	3,523	64,575

Common Stocks (continued)	Shares	Value ($)
Turkey (continued)
Turk Hava Yollari	21,198 [a]	59,465
Turkiye Garanti Bankasi	26,686	114,843
Turkiye Halk Bankasi	7,172	47,097
Turkiye Is Bankasi, Cl. C	15,729	48,135
		482,444
United States—.8%
Southern Copper	3,200	94,336
Total Common Stocks
(cost $9,910,749)		10,805,614

Preferred Stocks—1.5%
Brazil
Petroleo Brasileiro, ADR	4,000	123,880
Usinas Siderurgicas de Minas Gerais, Cl. A	1,400	35,420
Total Preferred Stocks
(cost $114,670)		159,300

Total Investments (cost $10,025,419)	97.5%	10,964,914
Cash and Receivables (Net)	2.5%	286,289
Net Assets	100.0%	11,251,203

ADR—American Depository Receipts
GDR—Global Depository Receipts
NVDR—Non Voting Depository Receipts

a Non-income producing security.
b The valuation of these securities has been determined in good faith by management under the direction of the Board of
Directors.At May 31, 2010, the value of these securities amounted to $74,952 or .7% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	25.0	Industrial	6.8
Energy	15.9	Utilities	5.9
Materials	13.8	Consumer Staples	3.1
Information Technology	9.5	Health Care	1.8
Telecommunication Services	8.1	Exchange Traded Funds	.7
Consumer Discretionary	6.9		97.5

† Based on net assets.

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	10,025,419	10,964,914
Cash denominated in foreign currencies	2,457,839	2,457,747
Receivable for investment securities sold		3,480,676
Dividends receivable		40,263
Receivable for shares of Common Stock subscribed		5,343
Prepaid expenses		25,081
		16,974,024
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		58,344
Cash overdraft due to Custodian		2,661,541
Bank note payable—Note 2		2,800,000
Payable for investment securities purchased		146,442
Payable for shares of Common Stock redeemed		5,036
Interest payable—Note 2		813
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		56
Accrued expenses		50,589
		5,722,821
Net Assets ($)		11,251,203
Composition of Net Assets ($):
Paid-in capital		17,371,371
Accumulated distributions in excess of investment income—net		(449)
Accumulated net realized gain (loss) on investments		(7,053,519)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		933,800[a]
Net Assets ($)		11,251,203

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	7,984,895	2,057,239	1,209,069
Shares Outstanding	819,909	212,828	125,793
Net Asset Value Per Share ($)	9.74	9.67	9.61

a Net of $3,114 deferred capital gains country tax.
See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $45,731 foreign taxes withheld at source):
Unaffiliated issuers	417,410
Affiliated issuers	525
Total Income	417,935
Expenses:
Management fee—Note 3(a)	270,160
Custodian fees—Note 3(c)	157,721
Auditing fees	63,562
Shareholder servicing costs—Note 3(c)	57,232
Registration fees	37,824
Distribution fees—Note 3(b)	19,358
Prospectus and shareholders’ reports	11,949
Interest expense—Note 2	3,561
Directors’ fees and expenses—Note 3(d)	2,284
Legal fees	2,142
Loan commitment fees—Note 2	394
Miscellaneous	15,747
Total Expenses	641,934
Less—reduction in management fee due to undertaking—Note 3(a)	(210,630)
Less—reduction in fees due to earnings credits—Note 1(c)	(70)
Net Expenses	431,234
Investment (Loss)—Net	(13,299)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,362,927
Net realized gain (loss) on forward foreign currency exchange contracts	(59,627)
Net Realized Gain (Loss)	3,303,300
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(673,336)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(41)
Net Unrealized Appreciation (Depreciation)	(673,377)
Net Realized and Unrealized Gain (Loss) on Investments	2,629,923
Net Increase in Net Assets Resulting from Operations	2,616,624

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2010	2009[a]
Operations ($):
Investment income (loss)—net	(13,299)	90,041
Net realized gain (loss) on investments	3,303,300	(9,748,821)
Net unrealized appreciation
(depreciation) on investments	(673,377)	(2,515,355)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,616,624	(12,174,135)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(41,461)	(88,825)
Class C Shares	(2,439)	—
Class I Shares	(137,805)	(3,128)
Class T Shares	—	(461)
Net realized gain on investments:
Class A Shares	—	(1,835,162)
Class C Shares	—	(355,993)
Class I Shares	—	(34,081)
Class T Shares	—	(9,610)
Total Dividends	(181,705)	(2,327,260)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,851,455	4,570,773
Class C Shares	1,019,523	1,731,897
Class I Shares	23,749,512	161,024
Class T Shares	—	1,864
Dividends reinvested:
Class A Shares	38,820	995,277
Class C Shares	1,726	158,588
Class I Shares	112,332	32,781
Class T Shares	—	10,071
Cost of shares redeemed:
Class A Shares	(5,883,939)	(8,827,680)
Class C Shares	(1,173,389)	(1,392,437)
Class I Shares	(23,624,456)	(295,079)
Class T Shares	—	(68,847)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(1,908,416)	(2,921,768)
Total Increase (Decrease) in Net Assets	526,503	(17,423,163)
Net Assets ($):
Beginning of Period	10,724,700	28,147,863
End of Period	11,251,203	10,724,700
Undistributed (distributions in excess of)
investment income—net	(449)	108,353

		Year Ended May 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab
Shares sold	383,229	442,165
Shares issued for dividends reinvested	3,802	149,890
Shares redeemed	(585,452)	(798,882)
Net Increase (Decrease) in Shares Outstanding	(198,421)	(206,827)
Class C
Shares sold	107,442	157,734
Shares issued for dividends reinvested	170	23,920
Shares redeemed	(115,539)	(136,518)
Net Increase (Decrease) in Shares Outstanding	(7,927)	45,136
Class I
Shares sold	2,430,671	11,714
Shares issued for dividends reinvested	11,166	5,028
Shares redeemed	(2,334,383)	(25,175)
Net Increase (Decrease) in Shares Outstanding	107,454	(8,433)
Class Tb
Shares sold	—	110
Shares issued for dividends reinvested	—	1,547
Shares redeemed	—	(9,312)
Net Increase (Decrease) in Shares Outstanding	—	(7,655)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b On the close of business on February 4, 2009, 5,935 Class T shares representing $35,136 were converted to 5,817
Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	8.54	19.64	16.81	12.50
Investment Operations:
Investment income—net[b]	.01	.08	.05	.02
Net realized and unrealized
gain (loss) on investments	1.24	(8.88)	4.84	4.36
Total from Investment Operations	1.25	(8.80)	4.89	4.38
Distributions:
Dividends from investment income—net	(.05)	(.11)	(.10)	—
Dividends from net realized
gain on investments	—	(2.19)	(1.96)	(.07)
Total Distributions	(.05)	(2.30)	(2.06)	(.07)
Net asset value, end of period	9.74	8.54	19.64	16.81
Total Return (%)[c]	14.61	(41.48)	29.25	35.12[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.07	3.66	2.69	3.46[d]
Ratio of net expenses to average net assets	2.02	2.00	1.98	1.73[d]
Ratio of net investment income
to average net assets	.15	.78	.26	.17[d]
Portfolio Turnover Rate	347.86	188.35	259.49	140.52[d]
Net Assets, end of period ($ x 1,000)	7,985	8,694	24,062	15,694

a	From July 13, 2006 (commencement of operations) to May 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.

See notes to financial statements.

		Year Ended May 31,
Class C Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	8.50	19.44	16.70	12.50
Investment Operations:
Investment income (loss)—net[b]	(.06)	.01	(.07)	(.07)
Net realized and unrealized
gain (loss) on investments	1.24	(8.78)	4.77	4.34
Total from Investment Operations	1.18	(8.77)	4.70	4.27
Distributions:
Dividends from investment income—net	(.01)	—	—	—
Dividends from net realized
gain on investments	—	(2.19)	(1.96)	(.07)
Total Distributions	(.01)	(2.19)	(1.96)	(.07)
Proceeds from redemption fees	—	.02	—	—
Net asset value, end of period	9.67	8.50	19.44	16.70
Total Return (%)[c]	13.87	(41.83)	28.17	34.32[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.94	4.60	3.54	4.17[d]
Ratio of net expenses to average net assets	2.77	2.75	2.73	2.38[d]
Ratio of net investment income
(loss) to average net assets	(.61)	.06	(.40)	(.46)[d]
Portfolio Turnover Rate	347.86	188.35	259.49	140.52[d]
Net Assets, end of period ($ x 1,000)	2,057	1,876	3,414	986

a	From July 13, 2006 (commencement of operations) to May 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class I Shares	2010	2009	2008[a]	2007[b]
Per Share Data ($):
Net asset value, beginning of period	8.44	19.55	16.85	12.50
Investment Operations:
Investment income (loss)—net[c]	(.01)	.12	.07	.05
Net realized and unrealized
gain (loss) on investments	1.28	(8.89)	4.88	4.37
Total from Investment Operations	1.27	(8.77)	4.95	4.42
Distributions:
Dividends from investment income—net	(.10)	(.20)	(.29)	—
Dividends from net realized
gain on investments	—	(2.19)	(1.96)	(.07)
Total Distributions	(.10)	(2.39)	(2.25)	(.07)
Proceeds from redemption fees	—	.05	—	—
Net asset value, end of period	9.61	8.44	19.55	16.85
Total Return (%)	14.87	(40.93)	29.52	35.44[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.62	3.37	2.47	3.43[d]
Ratio of net expenses to average net assets	1.77	1.75	1.74	1.51[d]
Ratio of net investment income
(loss) to average net assets	(.12)	1.04	.40	.36[d]
Portfolio Turnover Rate	347.86	188.35	259.49	140.52[d]
Net Assets, end of period ($ x 1,000)	1,209	155	523	440

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	From July 13, 2006 (commencement of operations) to May 31, 2007.
c	Based on average shares outstanding at each month end.
[d]	Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Emerging Markets Opportunity Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to pursue long-term capital appreciation by investing in stocks of companies located in emerging market countries.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs, GDRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
Quoted Prices		Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	94,336	—	—	94,336
Equity Securities—
Foreign†	6,739,056	4,056,905††	—	10,795,961
Exchange Traded Funds	—	74,617	—	74,617
Liabilities ($)
Other Financial
Instruments†††	—	(56)	—	(56)

†	See Statement of Investments for country and industry classification.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
†††	Other financial instruments are comprised of forward foreign currency exchange contracts.
Amounts shown represents unrealized (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is cur-

rently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement dates and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended May 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2010, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $6,616,054 and unrealized appreciation $495,886.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2010. If not applied, $4,440,867 of the carryover expires in fiscal 2017 and $2,175,187 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2010 and May 31, 2009 were as follows: ordinary income $181,705 and $1,892,967 and long-term capital gains $0 and $434,293, respectively.

During the period ended May 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and foreign capital gains taxes, the fund increased accumulated undistributed investment income-net by $86,202, decreased accumulated net realized gain (loss) on investments by $65,324 and decreased paid-in capital by $20,878. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2010 was approximately $231,800 with a related weighted average annualized interest rate of 1.54%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, until October 1, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest on borrowings, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.75% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $210,630 during the period ended May 31, 2010.

During the period ended May 31, 2010, the Distributor retained $2,947 from commissions earned on sales of the fund’s Class A shares and $532 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2010, Class C shares were charged $19,358 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2010, Class A and Class C shares were charged $23,171 and $6,453, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2010, the fund was charged $11,368 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2010, the fund was charged $1,325 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $70.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2010, the fund was charged $157,721 pursuant to the custody agreement.

During the period ended May 31, 2010, the fund was charged $5,436 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $17,536, Rule 12b-1 distribution plan fees $1,372, shareholder services plan fees $2,169, custodian fees $48,414, chief compliance officer fees $3,656 and transfer agency per account fees $2,505, which are offset against an expense reimbursement currently in effect in the amount of $17,308.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days, following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended May 31, 2010, redemption fees charged and retained by the fund amounted to $1,556.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended May 31, 2010 amounted to $70,139,282 and $72,650,582, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.

When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at May 31, 2010:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
Hong Kong Dollars,
Expiring 6/1/2010	4,863,142	624,424	624,480	(56)

At May 31,2010,the cost of investments for federal income tax purposes was $10,463,333; accordingly, accumulated net unrealized appreciation on investments was $501,581, consisting of $1,270,010 gross unrealized appreciation and $768,429 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Emerging Markets Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Emerging Markets Opportunity Fund (one of the series comprising Strategic Funds, Inc.) as of May 31, 2010 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Opportunity Fund at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 26, 2010

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2010:

—the total amount of taxes paid to foreign countries was $81,616.

—the total amount of income sourced from foreign countries was $120,753.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2010 calendar year with Form 1099-DIV which will be mailed by early 2011. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,871 represents the maximum amount that may be considered qualified dividend income.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on April 26, 2010, the Board considered the re-approval of the fund’s Management Agreement through November 30, 2010, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed reports prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper, all for various periods ended March 31, 2010.The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe.The Manager also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements available to Lipper as of March 31, 2010.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was higher than the Expense Group median and that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians.The Board noted that the fund benefited from a partial waiver of its management fee during the period.The Board also noted that the fund’s total expense ratio (Class A shares) was higher than the Expense Group and Expense Universe medians.

With respect to the fund’s performance (Class A shares), the Board noted that the fund’s total return was lower than the Performance Group median and Performance Universe median for each reported time year up to three years.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board received a presentation from the fund’s portfolio manager which addressed both the quantitative and qualitative factors that contributed to the fund’s underperformance relative to other emerging market equity funds over the past three years. The portfolio manager described management and security selection process changes, new systems and controls that were implemented and the outlook for improved security selection for the fund, and confirmed portfolio management’s confidence in its quantitative model utilized to support country selection.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”). Dreyfus’ representatives also reviewed the fees paid by institutional separate accounts managed by Blackfriars Asset Management, an affiliate of the Manager and the primary employer of the fund’s primary portfolio managers (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”) that have similar investment objectives and policies as the fund. The Manager’s representatives explained the nature of each Separate Account and the differences, from the Manager’s perspective, in providing services to the Separate Accounts as compared to the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided. The Manager’s representatives advised the Board that the management fees for the Separate Accounts reflected Blackfriars’ independent pricing and cost structures.The Board considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, and their policies and practices regarding soft dollars.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted the soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided. The Board also noted the Manager’s waiver of receipt of a portion of the fund’s management fee during the period and its effect on profitability.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.

  The Board noted the portfolio manager’s explanation for the fund’s relative underperformance for the past three years, the resulting management and process changes implemented and the outlook for improved security selection for the fund, and informed manage- ment that it would continue to closely monitor for improvement in the fund’s relative performance results.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement through November 30, 2010 was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 167
———————
David W. Burke (74)
Board Member (1980)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 83
———————
William Hodding Carter III (75)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-2006)
No. of Portfolios for which Board Member Serves: 28
———————
Gordon J. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 43

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications
• Principal, Joni Evans Ltd. (publishing)
• Senior Vice President of the William Morris Agency (1994-2006)
No. of Portfolios for which Board Member Serves: 28
———————
Ehud Houminer (69)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 61
———————
Richard C. Leone (70)
Board Member (1980)
Principal Occupation During Past 5Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 28
———————
Hans C. Mautner (72)
Board Member (1980)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company
• Chairman and Chief Executive Officer of Simon Global Limited
No. of Portfolios for which Board Member Serves: 28

Robin A. Melvin (46)
Board Member (1995)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
(1995-present)
• SeniorVice President, Mentor, a national non-profit youth mentoring organization (1992-2005)
No. of Portfolios for which Board Member Serves: 39
———————
Burton N. Wallack (59)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 28
———————
John E. Zuccotti (72)
Board Member (1980)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-present)
No. of Portfolios for which Board Member Serves: 28
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arnold S. Hiatt, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $41,463 in 2009 and $41,463 in 2010.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,276 in 2009 and $5,382 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,496 in 2009 and $4,853 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3 in 2009 and $0 in 2010. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,898,574 in 2009 and $28,017,293 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	July 23, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	July 23, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)